UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 27, 2006
HYPERCOM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13521	86-0828608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2851 West Kathleen Road, Phoenix, Arizona	85053

(Address of Principal Executive Offices)	(Zip code)
Registrant’s telephone number, including area code (602) 504-5000
Not Applicable.
(Former Name or Former Address, if changed since last report.)
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-2.1
Ex-99.1

Item 1.01 Entry into a Material Definitive Agreement
The description set forth in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets
On June 27, 2006, Hypercom Corporation (“Hypercom”) and its wholly-owned subsidiary, Hypercom EMEA, Ltd., entered into a Business Sale Agreement (the “Business Sale Agreement”) with Forrester UK Holdings, LLC (“Forrester”) and its affiliated company, Northern Leasing Systems, Inc. Pursuant to the terms of the Business Sale Agreement, Forrester purchased substantially all of the assets of Hypercom’s UK business which leases point-of-sale equipment, devices, terminals and other general equipment to merchants and other businesses, for approximately $12.25 million in cash. The asset purchase includes the lease agreements with merchants and all related obligations and rights to payment under such agreements. The Business Sale Agreement also contains covenants and indemnification provisions which could result in additional liabilities to Hypercom if certain events occur or fail to occur subsequent to the closing date.
The summary of the transaction described above (including the description of the consideration paid in connection with the disposition) is qualified in its entirety by reference to the Business Sale Agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information
The pro forma financial information required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.1 hereto.
(d) Exhibits

Exhibit No.	Exhibit
2.1	Business Sale Agreement dated June 27, 2006, by and among Hypercom Corporation, Hypercom EMEA Ltd., Forrester UK Holdings, LLC and Northern Leasing Systems, Inc.*

99.1	Unaudited Pro Forma Consolidated Financial Information

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We will furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERCOM CORPORATION

Date: July 3, 2006	/s/ Douglas J. Reich

Douglas J. Reich
Senior Vice President, General Counsel, Chief
Compliance Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Exhibit
2.1	Business Sale Agreement dated June 27, 2006, by and among Hypercom Corporation, Hypercom EMEA Ltd., Forrester UK Holdings, LLC and Northern Leasing Systems, Inc.*

99.1	Unaudited Pro Forma Consolidated Financial Information

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We will furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.